UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2026

BIG DIGITAL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 Railroad Avenue,

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2026 and July 15, 2026, Big Digital Energy, Inc. (“Big Digital” or the “Company”), entered into and closed on a series of definitive agreements with 10NetZero, Inc. (“10NZ”) as joint venture partners, including (i) the Operating Agreement of Texas Load House, LLC (the “Operating Agreement”), (ii) a Loan and Security Agreement between the joint venture partners (the “Loan and Security Agreement”), and (iii) a Side Agreement regarding the Interim Management of Texas Load House, LLC (the “Side Agreement,” and collectively with the other definitive agreements, the “Joint Venture Agreements”), to establish a joint venture for the acquisition, ownership, and development of certain real property located in Hood County, Texas (the “Hood County Site”). Subject to the terms of the Joint Venture Agreements, the Company initially owns a 50% membership interest in the joint venture and 10NZ initially owns the remaining 50% membership interest.

On July 15, 2026, the joint venture acquired 30 acres of the Hood County Site from Century Oaks Independence Farms, LLC (“Century Oaks”), for an aggregate purchase price of approximately $10 million in cash, with an option to purchase the remainder of the site for an additional $600,000. As previously disclosed, the Hood County Site consists of a 50-acre site containing over 30,000 square feet of existing structures which the joint venture intends to repurpose for datacenter use as well as an administrative office which will be utilized as the Command Center. The Hood County Site carries 17 MW of operational power and will be expandable up to 111 MW of grid power, subject to validation by the Electric Reliability Council of Texas (“ERCOT”). On-site are two 12-inch and one 20-inch natural-gas pipelines providing the option to add behind-the-meter generation, supporting a total buildout of up to 300 MW. Century Oaks does not have any material relationship (other than the Hood County Site acquisition) with the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

In connection with the acquisition of the Hood County Site, the Company also entered into the Loan and Security Agreement with 10NZ pursuant to which the Company agreed to provide $4.9 million of financing to 10NZ to fund a portion of 10NZ’s capital contribution required for the acquisition of the Hood County Site (the “JV Loan”). The JV Loan bears interest at the short term applicable federal rate in effect on the date the loan is funded, computed on an actual/360-day basis, with accrued interest payable in full at maturity together with principal, matures on October 13, 2026, and is otherwise subject to customary terms and conditions.

Under the terms of the Operating Agreement, 10NZ’s 50% ownership interest in the Joint Venture is transferable to the Company at a rate of 10% ownership interest per month, pro rated daily, for each month past the maturity date that 10NZ fails to repay the entire JV Loan, so that 10NZ’s entire ownership interest shall have transferred in full to the Company if the JV loan is not paid in full within five months of the maturity date.

Except for the limited protective approval rights expressly set forth in the Operating Agreement, according to the Side Agreement Regarding Interim Management, the business, affairs, activities, policies and operations of the joint venture shall be managed exclusively by or under the direction of the Company, as the sole Manager of Texas Load House, LLC, until such time as 10NZ shall have paid the JV Loan in full, at which time 10NZ will assume the role of sole Manager of Texas Load House, LLC. Certain significant actions require the approval of both the Company and 10NZ as members.

The following descriptions of the Joint Venture Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The Company intends to file the Joint Venture Agreements as exhibits to its next Quarterly Report on Form 10-Q.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 20, 2026, the Company issued a press release to publicly disclose the closing of the joint venture’s acquisition of the Hood County Site. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference. The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

To the extent required by this Item 9.01(a), the financial statements will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after July 20, 2026, the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information.

To the extent required by this Item 9.01(b), the pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after July 20, 2026, the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated July 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2026	BIG DIGITAL ENERGY, INC.

	By:	/s/ Kaliste Saloom
	Name:	Kaliste Saloom
	Title:	General Counsel

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